Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURE
Exhibit 2.1 Asset Purchase Agreement
Exhibit 2.2 Amendmt.#1 to Asset Purchase Agreement
Exhibit 2.3 Amedmt.#2 to Asset Purchase Agreement
Exhibit 2.4 Amended/Restated Enviornmental Agremt.
Exhibit 2.5 Guaranty Agreement
Exhibit-99.1 Unaudited Pro Forma Fin. Statements

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 19, 2001

GenCorp Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-01520	34-0244000

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California	95670

(Address of Principal Executive Offices)	(Zip Code)

P.O. Box 537012, Sacramento, California	95853-7012

(Mailing Address)	(Zip Code)

Registrant’s telephone number, including area code (916) 355-4000

Item 2. Acquisition or Disposition of Assets

     On October 19, 2001, GenCorp Inc.’s (GenCorp) aerospace and defense subsidiary, Aerojet-General Corporation (Aerojet), completed the sale of its Electronic and Information Systems (EIS) business unit to Northrop Grumman Corporation for $315 million in cash, subject to certain working capital adjustments as defined in the agreement. Included in the sale are EIS operations in Azusa, California and in Boulder and Colorado Springs, Colorado. The EIS business employs 1,234 people at these locations.

     Following the sale, the seller, Aerojet, retains pre-closing environmental liabilities for the EIS business, but will continue to recover 88% of its environmental costs from the federal government. In addition, Aerojet will provide at least $49 million in cash and GenCorp will guarantee another $25 million toward remediation of the U.S. Environmental Protection Agency’s Baldwin Park Operable Unit in the San Gabriel Valley where the EIS Azusa facility is located.

Item 7. Financial Statements and Exhibits

b)	Pro Forma Financial Information

The unaudited pro forma combined consolidated financial statements of GenCorp Inc. are attached as exhibit 99.1

c)	Exhibits:

2.1	Asset Purchase Agreement By and Between Aerojet-General Corporation and Northrop Grumman Systems Corporation dated April 19, 2001

2.2	Amendment No. 1 to Asset Purchase Agreement By and Between Aerojet-General Corporation and Northrop Grumman Systems Corporation, dated September 19, 2001

2.3	Amendment No. 2 to Asset Purchase Agreement By and Between Aerojet-General Corporation and Northrop Grumman Systems Corporation, dated October 19, 2001

2.4	Amended and Restated Environmental Agreement By and Among Northrop Grumman Systems Corporation and Aerojet General Corporation, dated October 19, 2001 (Exhibit F to Asset Purchase Agreement By and Between Aerojet-General Corporation and Northrop Grumman Systems Corporation dated April 19, 2001)

2.5	Guaranty Agreement By GenCorp Inc. for the benefit of Northrop Grumman Systems Corporation (Exhibit H to Asset Purchase Agreement By and Between Aerojet General Corporation and Northrop Grumman Systems Corporation dated April 19, 2001)

99.1	Unaudited pro forma combined consolidated financial statements of GenCorp Inc.

GenCorp agrees to supplementally furnish a copy of any of the following schedules to the Securities and Exchange Commission upon request.

Exhibits to the Asset Purchase Agreement By and Between Aerojet-General Corporation and Northrop Grumman Systems Corporation dated April 19, 2001, as amended

Exhibit A	Form of Grant Deed

Exhibit B	Form of Lease Agreement

Exhibit C	Form of Bill of Sale

Exhibit D	Form of Intellectual Property Assignments

Exhibit E	Form of Transition Services Agreement

Exhibit I	Form of Assumption Agreement

Exhibit K	Form of Intellectual Property License

Exhibit L	Form of Intellectual Property Sublicense

Exhibit M	Form of Collective Bargaining Novation Agreement

Exhibit N	Technology License Agreement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENCORP INC.

By: /s/ Yasmin R. Seyal

		Name:	Yasmin R. Seyal
		Title:	Senior Vice President, Finance and Acting Chief
Financial Officer

Dated:	November 5, 2001